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                             UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                            Amended Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: 04-27-2005
Date of Earliest Event Reported: 04-27-2005

                         WIRELESS DATA SOLUTIONS, INC.
          (Name of small business issuer as specified in its charter)

                    Commission File Number 333-47395

                   Utah                           93-0734888
         (State of Incorporation)  (I.R.S. Employer Identification No.)

                          2233 Roosevelt Rd
                               Suite #5
                         St. Cloud, MN 56301
               (Address of principal executive offices)
                          (320)-203-7477
                      (Issuer's Telephone number)


The 8K also on 4/27/05 contained an error, as it did not mention the letter of intent, which defined the terms of the merger between Wireless Data Solutions and IDA of Fargo, had been extended. The following information is provided to correct that error.

Item 5 Other Events

An agreement was reached whereby Wireless Data Solutions (WDSO) and IDA, a privately held company, of Fargo, North Dakota, have agreed to extend the letter of intent to merge, for an additional 60 days.

The letter of intent defines the terms of the merger, which has not been changed from the original letter, which was accepted by WDS on December 10, 2004.

A description of the companies and their products was presented in the 8K also filed on 4/27/05.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    /S/ Patrick Makovec

                                                        Patrick Makovec
                                                  Chairman of the Board
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